                                                                  EXECUTION COPY

                                     AMENDMENT

                           dated as of December 16, 1997

                                         to

          Insurance and Indemnity Agreement dated as of September 18, 1997

            Insurance and Indemnity Agreement dated as of June 19, 1997

            Insurance and Indemnity Agreement dated as of March 20, 1997

          Insurance and Indemnity Agreement dated as of December 12, 1996

          Insurance and Indemnity Agreement dated as of September 12, 1996

            Insurance and Indemnity Agreement dated as of June 14, 1996

            Insurance and Indemnity Agreement dated as of March 14, 1996

           Insurance and Indemnity Agreement dated as of December 6, 1995

          Insurance and Indemnity Agreement dated as of September 21, 1995

            Insurance and Indemnity Agreement dated as of June 15, 1995

            Insurance and Indemnity Agreement dated as of March 15, 1995

           Insurance and Indemnity Agreement dated as of February 9, 1995

          Insurance and Indemnity Agreement dated as of September 23, 1994

                                     Amendment
                                         to
                         Insurance and Indemnity Agreements

             Amendment dated as of December 16, 1997 ("Amendment to Insurance and Indemnity Agreements") to:

     (i) Insurance and Indemnity Agreement dated as of September 18, 1997 (the "Series 1997-C Insurance and Indemnity Agreement");

     (ii) Insurance and Indemnity Agreement dated as of June 19, 1997 (the "Series 1997-B Insurance and Indemnity Agreement");

     (iii) Insurance and Indemnity Agreement dated as of March 20, 1997 (the "Series 1997-A Insurance and Indemnity Agreement");

     (iv) Insurance and Indemnity Agreement dated as of December 12, 1996 (the "Series 1996-D Insurance and Indemnity Agreement");

     (v) Insurance and Indemnity Agreement dated as of September 12, 1996 (the "Series 1996-C Insurance and Indemnity Agreement");

     (vi) Insurance and Indemnity Agreement dated as of June 14, 1996, (the "Series 1996- B Insurance and Indemnity Agreement");

     (vii) Insurance and Indemnity Agreement dated as of March 14, 1996, as amended by that certain Amendment dated as of May 31, 1996 (the "May Amendment") to certain of the Insurance and Indemnity Agreements (as hereinafter defined) (as amended, the "Series 1996-A Insurance and Indemnity Agreement");

     (viii) Insurance and Indemnity Agreement dated as of December 6, 1995, as amended by the May 1996 Amendment (as amended, the "Series 1995-E Insurance and Indemnity Agreement");

     (ix) Insurance and Indemnity Agreement dated as of September 21, 1995, as amended by that certain Amendment dated as of December 6, 1995 (the "December 1995 Amendment") to certain of the Insurance and Indemnity Agreements, as further amended by the May 1996 Amendment (as amended, the "Series 1995-D Insurance and Indemnity Agreement");

     (x) Insurance and Indemnity Agreement dated as of June 15, 1995, as amended by the December 1995 Amendment, as further amended by the May 1996 Amendment (as amended, the "Series 1995-C Insurance and Indemnity Agreement");

     (xi) Insurance and Indemnity Agreement dated as of March 15, 1995, as amended by that certain Amendment dated as of June 15, 1995 (the "June 1995 Amendment") to certain of the Insurance and Indemnity Agreements, as further amended by the December 1995 Amendment and the May 1996 Amendment (as amended, the "Series 1995-B Insurance and Indemnity Agreement");

     (xii) Insurance and Indemnity Agreement dated as of February 9, 1995, as amended by the June 1995 Amendment, as further amended by the December 1995 Amendment and May 1996 Amendment (as amended, the "Series 1995-A Insurance and Indemnity Agreement"); and

     (xiii) Insurance and Indemnity Agreement dated as of September 23, 1994, as amended by the June 1995 Amendment, as further amended by the December 1995 Amendment (as amended, the "Series 1994-B Insurance and Indemnity Agreement")

among Financial Security Assurance Inc. ("Financial Security"), Arcadia Automobile Receivables Trust, 1997-C, Olympic Automobile Receivables Trust, 1997-B, Olympic Automobile Receivables Trust, 1997-A, Olympic Automobile Receivables Trust, 1996-D, Olympic Automobile Receivables Trust, 1996-C, Olympic Automobile Receivables Trust, 1996-B, Olympic Automobile Receivables Trust, 1996-A, Olympic Automobile Receivables Trust, 1995-E, Olympic Automobile Receivables Trust, 1995-D, Olympic Automobile Receivables Trust, 1995-C, Olympic Automobile Receivables Trust, 1995-B, Olympic Automobile Receivables Trust, 1995-A, Olympic Automobile Receivables Trust, 1994-B, Arcadia First GP Inc. (formerly known as Olympic First GP Inc.), Arcadia Second GP Inc. (formerly known as Olympic Second GP Inc.), Arcadia Receivables Finance Corp. (formerly known as Olympic Receivables Finance Corp.), and Arcadia Financial Ltd. ("AFL", formerly known as Olympic Financial Ltd.), in each case with respect to each Insurance and Indemnity Agreement with respect to which such person is a party.

             WHEREAS, the respective parties to each Insurance and Indemnity Agreement (the "Respective Parties") have heretofore executed such Insurance and Indemnity Agreement;

             WHEREAS, the Respective Parties to each Insurance and Indemnity Agreement wish to amend such Agreement.

             NOW, THEREFORE, the Respective Parties to each Insurance and Indemnity Agreement agree that such Agreement is hereby amended as follows:

             Section 1. AMENDMENT TO THE SERIES 1997-C INSURANCE AND INDEMNITY AGREEMENT THE SERIES 1997-B INSURANCE AND INDEMNITY AGREEMENT AND THE SERIES 1997-A INSURANCE AND INDEMNITY AGREEMENT.

             (a) Paragraph (j) of Section 5.01 of each of the Series 1997-C Insurance and Indemnity Agreement, the Series 1997-B Insurance and Indemnity Agreement and the Series 1997-A Insurance and Indemnity Agreement is hereby amended by deleting the percentage specified therein and replacing such percentage in each instance with the percentage corresponding to the applicable Series specified under Column I of Schedule III.

             (b) Paragraph (k) of Section 5.01 of each of the Series 1997-C Insurance and Indemnity Agreement, the Series 1997-B Insurance and Indemnity Agreement and the Series 1997-A Insurance and Indemnity Agreement is hereby amended to read in its entirety as follows:

             (k) with respect to any Determination Date, the Cumulative Default Rate shall be equal to or greater than the percentage set forth under the applicable Column of Schedule I corresponding to such Determination Date;

             (c) Paragraph (l) of Section 5.01 of each of the Series 1997-C Insurance and Indemnity Agreement, the Series 1997-B Insurance and Indemnity Agreement and the Series 1997-A Insurance and Indemnity Agreement is hereby amended to read in its entirety as follows:

             (l) with respect to any Determination Date, the Cumulative Net Loss Rate shall be equal to or greater than the percentage set forth under the applicable Column of Schedule II corresponding to such Determination Date;

             Section 2. AMENDMENT TO THE SERIES 1996-D INSURANCE AND INDEMNITY AGREEMENT, THE SERIES 1996-C INSURANCE AND INDEMNITY AGREEMENT, THE SERIES 1996-B INSURANCE AND INDEMNITY AGREEMENT, THE SERIES 1996-A INSURANCE AND INDEMNITY AGREEMENT, THE SERIES 1995-E INSURANCE AND INDEMNITY AGREEMENT, THE SERIES 1995-D INSURANCE AND INDEMNITY AGREEMENT, THE SERIES 1995-C INSURANCE AND INDEMNITY AGREEMENT AND THE SERIES 1995-A INSURANCE AND INDEMNITY AGREEMENT.

             (a) Paragraph (k) of Section 5.01 of each of the Series 1996-D Insurance and Indemnity Agreement, the Series 1996-C Insurance and Indemnity Agreement, the Series 1996-B Insurance and Indemnity Agreement, the Series 1996-A Insurance and Indemnity Agreement, the Series 1995-E Insurance and Indemnity Agreement, the Series 1995-D Insurance and Indemnity Agreement, the Series 1995-C Insurance and Indemnity Agreement and the Series 1995-A Insurance and Indemnity Agreement is hereby amended by deleting the percentage specified therein and replacing such percentage in each instance with the percentage corresponding to the applicable Series specified under Column I of Schedule III.

             (b) Paragraph (1) of Section 5.01 of each of the Series 1996-D Insurance and Indemnity Agreement, the Series 1996-C Insurance and Indemnity Agreement, the Series 1996-B Insurance and Indemnity Agreement, the Series 1996-A Insurance and Indemnity Agreement, the Series 1995-E Insurance and Indemnity Agreement, the Series 1995-D Insurance and Indemnity Agreement, the Series 1995-C Insurance and Indemnity Agreement and the Series 1995-A Insurance and Indemnity Agreement is hereby amended to read in its entirety as follows:

             (l) with respect to any Determination Date, the Cumulative Default Rate shall be equal to or greater than the percentage set forth under the applicable Column of Schedule I corresponding to such Determination Date;

             (c) Paragraph (m) of Section 5.01 of the Series 1996-D Insurance and Indemnity Agreement, the Series 1996-C Insurance and Indemnity Agreement, the Series 1996-B Insurance and Indemnity Agreement, the Series 1996-A Insurance and Indemnity Agreement, the Series 1995-E Insurance and Indemnity Agreement, the Series 1995-D Insurance and Indemnity Agreement, the Series 1995-C Insurance and Indemnity Agreement and the Series 1995-A Insurance and Indemnity Agreement is hereby amended to read in its entirety as follows:

             (m) with respect to any Determination Date, the Cumulative Net Loss Rate shall be equal to or greater than the percentage set forth under the applicable Column of Schedule II corresponding to such Determination Date;

             Section 3. AMENDMENT TO THE SERIES 1995-B INSURANCE AND INDEMNITY AGREEMENT.

             (a) Paragraph (m) of Section 5.01 of the Series 1995-B Insurance and Indemnity Agreement is hereby amended by deleting the percentage specified therein and replacing such percentage with the percentage corresponding to Series 1995-B specified under Column I of Schedule III.

             (b) Paragraph (n) of Section 5.01 of the Series 1995-B Insurance and Indemnity Agreement is hereby amended to read in its entirety as follows:

             (n) with respect to any Determination Date, the Cumulative Default Rate shall be equal to or greater than the percentage set forth under the applicable Column of Schedule I corresponding to such Determination Date;

             (c) Paragraph (o) of Section 5.01 of the Series 1995-B Insurance and Indemnity Agreement is hereby amended to read in its entirety as follows:

             (m) with respect to any Determination Date, the Cumulative Net Loss Rate shall be equal to or greater than the percentage set forth under the applicable Column of Schedule II corresponding to such Determination Date;

             Section 4. AMENDMENT TO THE SERIES 1994-B INSURANCE AND INDEMNITY AGREEMENT.

             (a) Paragraph (1) of Section 5.01 of the Series 1994-B Insurance and Indemnity Agreement is hereby amended by deleting the percentage specified therein and replacing such percentage with the percentage corresponding to Series 1994-B specified under Column I of Schedule III.

             (b) Paragraph (m) of Section 5.01 of the Series 1994-B Insurance and Indemnity Agreement is hereby amended to read in its entirety as follows:

             (m) with respect to any Determination Date, the Cumulative Default Rate shall be equal to or greater than the percentage set forth under the applicable Column of Schedule I corresponding to such Determination Date;

             (c) Paragraph (n) of Section 5.01 of the Series 1994-B Insurance and Indemnity Agreement is hereby amended to read in its entirety as follows:

             (n) with respect to any Determination Date, the Cumulative Net Loss Rate shall be equal to or greater than the percentage set forth under the applicable Column of Schedule II corresponding to such Determination Date;

             Section 5.  SCHEDULES.

             For purposes of the above amendments, "Schedule I", "Schedule II" and "Schedule III" are the schedules attached hereto as Schedule I, Schedule II and Schedule III, respectively.

             Section 6.  TERMINATION.

             The parties agree that this Amendment shall be in effect only for so long as Financial Security shall not have delivered a notice to AFL and the Collateral Agent specifying that this Amendment shall cease to be in effect from and after the date specified in the notice. Upon such termination, the default and loss triggers in effect immediately before the effectiveness of this amendment (the "Current Triggers") shall be in effect from and after the date of such termination.

             Section 7.  COUNTERPARTS.

             This Amendment to the Insurance and Indemnity Agreements may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Insurance and Indemnity Agreements.

             Section 8.  RATIFICATION OF INSURANCE AND INDEMNITY AGREEMENTS.

             Except as provided herein, all provisions, terms and conditions of the Insurance and Indemnity Agreements shall remain in full force and effect. As amended hereby, the Insurance and Indemnity Agreements are ratified and confirmed in all respects.

             Section 9.  AUTHORIZATION.

             By its execution hereof, Financial Security Assurance Inc. hereby instructs the Owner Trustee of each of Arcadia Automobile Receivables Trust, 1997-C, Olympic Automobile Receivables Trust, 1997-B, Olympic Automobile Receivables Trust, 1997-A, Olympic Automobile Receivables Trust, 1996-D, Olympic Automobile Receivables Trust, 1996-C, Olympic Automobile Receivables Trust, 1996-B, Olympic Automobile Receivables Trust, 1996-A, Olympic Automobile Receivables Trust, 1995-E, Olympic Automobile Receivables Trust, 1995-D, Olympic Automobile Receivables Trust, 1995-C, Olympic Automobile Receivables Trust, 1995-B, Olympic Automobile Receivables Trust, 1995-A and Olympic Automobile Receivables Trust, 1994-B, each in accordance with the respective Trust Agreements, to execute this Amendment.

             IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the respective Insurance and Indemnity Agreements specified below as of the date set forth on the first page hereof.

                         With respect to each Insurance and Indemnity Agreement:

                         FINANCIAL SECURITY ASSURANCE INC.


                         By:
                              ----------------------------------------------
                              Authorized Officer

                         ARCADIA RECEIVABLES FINANCE CORP.


                         By:
                              ----------------------------------------------
                              John A. Witham
                              Executive Vice President
                              and Chief Financial Officer

                         ARCADIA FINANCIAL LTD.


                         By:
                              ----------------------------------------------
                              John A. Witham
                              Executive Vice President
                              and Chief Financial Officer

                         With respect to the:

                         Series 1997-A Insurance and Indemnity Agreement, Series 1996-D Insurance and Indemnity Agreement, Series 1996-C Insurance and Indemnity Agreement, Series 1996-B Insurance and Indemnity Agreement, Series 1996-A Insurance and Indemnity Agreement, Series 1995-E Insurance and Indemnity Agreement, Series 1995-D Insurance and Indemnity Agreement, Series 1995-C Insurance and Indemnity Agreement, Series 1995-B Insurance and Indemnity Agreement, Series 1995-A Insurance and Indemnity Agreement, Series 1994-B Insurance and Indemnity Agreement:

                         ARCADIA FIRST GP INC.


                         By:
                              -----------------------------------------------
                              John A. Witham
                              Vice President and Chief Financial Officer

                         ARCADIA SECOND GP INC.


                         By:
                              -----------------------------------------------
                              John A. Witham
                              Vice President and Chief Financial Officer

                         With respect to Series 1997-C Insurance and Indemnity Agreement only:

                         ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1997-C

                         By:  Wilmington Trust Company,
                              not in its individual capacity, but solely
                              in its capacity as Owner Trustee


                              By:
                                   ------------------------------------------
                                   Name:
                                   Title:

                         With respect to Series 1997-B Insurance and Indemnity Agreement only:

                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1997-B

                         By: Mellon Bank (DE), National Association, not in its individual capacity, but solely in its capacity as Owner Trustee


                              By:
                                   ------------------------------------------

                         With respect to Series 1997-A Insurance and Indemnity Agreement only:

                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1997-A

                         By: Mellon Bank (DE), National Association, not in its individual capacity, but solely in its capacity as Owner Trustee


                              By:
                                   ------------------------------------------

                         With respect to Series 1996-D Insurance and Indemnity Agreement only:

                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-D

                         By: Mellon Bank (DE), National Association, not in its individual capacity, but solely in its capacity as Owner Trustee


                              By:
                                   -------------------------------------------

                         With respect to Series 1996-C Insurance and Indemnity Agreement only:

                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-C

                         By: Mellon Bank (DE), National Association, not in its individual capacity, but solely in its capacity as Owner Trustee


                              By:
                                   -------------------------------------------

                         With respect to Series 1996-B Insurance and Indemnity Agreement only:

                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-B

                         By: Mellon Bank (DE), National Association, not in its individual capacity, but solely in its capacity as Owner Trustee


                              By:
                                   -------------------------------------------

                         With respect to Series 1996-A Insurance and Indemnity Agreement only:

                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-A

                         By: Mellon Bank (DE), National Association, not in its individual capacity, but solely in its capacity as Owner Trustee


                              By:
                                   -------------------------------------------

                         With respect to Series 1995-E Insurance and Indemnity Agreement only:

                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-E

                         By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee


                              By:
                                   -------------------------------------------
                                   Name:
                                   Title:

                         With respect to Series 1995-D Insurance and Indemnity Agreement only:

                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-D

                         By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee


                              By:
                                   -------------------------------------------
                                   Name:
                                   Title:

                         With respect to Series 1995-C Insurance and Indemnity Agreement only:

                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-C

                         By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee


                              By:
                                   -------------------------------------------
                                   Name:
                                   Title:

                         With respect to Series 1995-B Insurance and Indemnity Agreement only:

                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-B

                         By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee


                              By:
                                   -------------------------------------------
                                   Name:
                                   Title:

                         With respect to Series 1995-A Insurance and Indemnity Agreement only:

                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-A

                         By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee


                              By:
                                   -------------------------------------------
                                   Name:
                                   Title:

                         With respect to Series 1994-B Insurance and Indemnity Agreement only:

                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1994-B

                         By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee


                              By:
                                   -------------------------------------------
                                   Name:
                                   Title:

                                     SCHEDULE I

                              CUMULATIVE DEFAULT RATES

            Series   Series   Series   Series   Series   Series   Series   Series   Series   Series   Series   Series   Series
Month       1997-C   1997-B   1997-A  1996- D   1996-C   1996-B   1996-A   1995-E   1995-D   1995-C   1995-B   1995-A   1994-B
------------------------------------------------------------------------------------------------------------------------------
  0 to 3    2.60 %   2.60 %   2.56 %   2.49 %   2.44 %   2.41 %   2.25 %   2.21 %   2.13 %   2.08 %   2.10 %   2.05 %   1.97 %
  3 to 6    5.19 %   5.19 %   5.10 %   4.97 %   4.88 %   4.82 %   4.50 %   4.41 %   4.25 %   4.16 %   4.18 %   4.10 %   3.94 %
  6 to 9    7.52 %   7.52 %   7.39 %   7.19 %   7.06 %   6.98 %   6.51 %   6.39 %   6.15 %   6.03 %   6.06 %   5.93 %   5.70 %
  9 to 12   9.60 %   9.60 %   9.44 %   9.18 %   9.02 %   8.91 %   8.32 %   8.16 %   7.85 %   7.70 %   7.74 %   7.57 %   7.28 %
 12 to 15  12.36 %  12.36 %  12.16 %  11.82 %  11.61 %  11.48 %  10.71 %  10.51 %  10.11 %   9.91 %   9.97 %   9.75 %   9.38 %
 15 to 18  14.88 %  14.88 %  14.63 %  14.23 %  13.97 %  13.81 %  12.89 %  12.64 %  12.17 %  11.93 %  11.99 %  11.74 %  11.28 %
 18 to 21  17.07 %  17.07 %  16.78 %  16.32 %  16.03 %  15.85 %  14.79 %  14.51 %  13.96 %  13.69 %  13.76 %  13.47 %  12.95 %
 21 to 24  18.97 %  18.97 %  18.66 %  18.15 %  17.82 %  17.62 %  16.44 %  16.13 %  15.52 %  15.21 %  15.29 %  14.97 %  14.40 %
 24 to 27  19.97 %  19.97 %  19.63 %  19.10 %  18.76 %  18.54 %  17.30 %  16.97 %  16.33 %  16.01 %  16.09 %  15.75 %  15.15 %
 27 to 30  20.77 %  20.77 %  20.43 %  19.87 %  19.51 %  19.29 %  17.99 %  17.66 %  16.99 %  16.65 %  16.74 %  16.39 %  15.76 %
 30 to 33  21.47 %  21.47 %  21.11 %  20.54 %  20.17 %  19.94 %  18.60 %  18.25 %  17.56 %  17.22 %  17.31 %  16.94 %  16.29 %
 33 to 36  22.08 %  22.08 %  21.71 %  21.12 %  20.74 %  20.50 %  19.13 %  18.77 %  18.06 %  17.70 %  17.80 %  17.42 %  16.75 %
 36 to 39  22.37 %  22.37 %  21.99 %  21.39 %  21.01 %  20.77 %  19.38 %  19.01 %  18.30 %  17.93 %  18.03 %  17.65 %  16.97 %
 39 to 42  22.59 %  22.59 %  22.21 %  21.61 %  21.22 %  20.98 %  19.57 %  19.20 %  18.48 %  18.11 %  18.21 %  17.82 %  17.14 %
 42 to 45  22.78 %  22.78 %  22.40 %  21.79 %  21.40 %  21.16 %  19.74 %  19.37 %  18.64 %  18.27 %  18.36 %  17.97 %  17.28 %
 45 to 48  22.94 %  22.94 %  22.56 %  21.94 %  21.55 %  21.31 %  19.87 %  19.50 %  18.77 %  18.39 %  18.49 %  18.10 %  17.40 %
 48 to 51  23.07 %  23.07 %  22.69 %  22.07 %  21.67 %  21.43 %  19.99 %  19.61 %  18.87 %  18.50 %  18.60 %  18.20 %  17.50 %
 51 to 54  23.18 %  23.18 %  22.79 %  22.17 %  21.77 %  21.52 %  20.08 %  19.70 %  18.96 %  18.58 %  18.68 %  18.29 %  17.58 %
 54 to 57  23.26 %  23.26 %  22.87 %  22.24 %  21.85 %  21.60 %  20.15 %  19.77 %  19.03 %  18.65 %  18.75 %  18.35 %  17.64 %
 57 to 60  23.32 %  23.32 %  22.93 %  22.30 %  21.90 %  21.65 %  20.20 %  19.82 %  19.07 %  18.70 %  18.80 %  18.40 %  17.69 %
 60 to 63  23.36 %  23.36 %  22.97 %  22.34 %  21.94 %  21.69 %  20.24 %  19.86 %  19.11 %  18.73 %  18.83 %  18.43 %  17.72 %
 63 to 66  23.39 %  23.39 %  23.00 %  22.37 %  21.97 %  21.72 %  20.26 %  19.88 %  19.13 %  18.75 %  18.85 %  18.45 %  17.74 %
 66 to 69  23.40 %  23.40 %  23.01 %  22.38 %  21.98 %  21.73 %  20.27 %  19.89 %  19.14 %  18.76 %  18.86 %  18.46 %  17.75 %
 69 to 72  23.41 %  23.41 %  23.02 %  22.39 %  21.99 %  21.74 %  20.28 %  19.90 %  19.15 %  18.77 %  18.87 %  18.47 %  17.76 %

                                     SCHEDULE II

                             Cumulative Net Loss Rates


            Series   Series   Series   Series   Series   Series   Series   Series   Series   Series   Series   Series   Series
Month       1997-C   1997-B   1997-A   1996-D   1996-C   1996-B   1996-A   1995-E   1995-D   1995-C   1995-B   1995-A   1994-B
------------------------------------------------------------------------------------------------------------------------------
  0 to 3     1.08%    1.08%    1.06%    1.03%    1.03%    1.03%    1.00%    0.98%    0.94%    0.92%    0.92%    0.91%    0.90%
  3 to 6     2.15%    2.15%    2.12%    2.06%    2.07%    2.06%    2.00%    1.96%    1.88%    1.83%    1.83%    1.82%    1.79%
  6 to 9     3.11%    3.11%    3.07%    2.99%    2.99%    2.98%    2.89%    2.84%    2.72%    2.66%    2.65%    2.63%    2.59%
  9 to 12    3.97%    3.97%    3.92%    3.82%    3.82%    3.81%    3.69%    3.62%    3.48%    3.39%    3.39%    3.36%    3.31%
 12 to 15    5.12%    5.12%    5.05%    4.92%    4.92%    4.91%    4.76%    4.66%    4.48%    4.37%    4.36%    4.33%    4.26%
 15 to 18    6.16%    6.16%    6.07%    5.92%    5.92%    5.90%    5.73%    5.61%    5.39%    5.25%    5.25%    5.20%    5.13%
 18 to 21    7.06%    7.06%    6.97%    6.79%    6.80%    6.77%    6.57%    6.44%    6.18%    6.03%    6.02%    5.97%    5.88%
 21 to 24    7.85%    7.85%    7.75%    7.55%    7.55%    7.53%    7.30%    7.16%    6.87%    6.70%    6.70%    6.64%    6.54%
 24 to 27    8.26%    8.26%    8.15%    7.94%    7.95%    7.92%    7.68%    7.53%    7.23%    7.05%    7.05%    6.99%    6.88%
 27 to 30    8.60%    8.60%    8.48%    8.26%    8.27%    8.24%    7.99%    7.83%    7.52%    7.34%    7.33%    7.27%    7.16%
 30 to 33    8.89%    8.89%    8.77%    8.54%    8.55%    8.52%    8.26%    8.10%    7.78%    7.59%    7.58%    7.51%    7.40%
 33 to 36    9.14%    9.14%    9.02%    8.78%    8.79%    8.76%    8.50%    8.33%    8.00%    7.80%    7.79%    7.72%    7.61%
 36 to 39    9.26%    9.26%    9.13%    8.89%    8.90%    8.88%    8.61%    8.44%    8.10%    7.90%    7.89%    7.82%    7.71%
 39 to 42    9.35%    9.35%    9.23%    8.98%    8.99%    8.97%    8.69%    8.52%    8.18%    7.98%    7.97%    7.90%    7.79%
 42 to 45    9.43%    9.43%    9.30%    9.06%    9.07%    9.04%    8.77%    8.59%    8.25%    8.05%    8.04%    7.97%    7.85%
 45 to 48    9.50%    9.50%    9.37%    9.12%    9.13%    9.10%    8.83%    8.65%    8.31%    8.10%    8.09%    8.03%    7.91%
 48 to 51    9.55%    9.55%    9.42%    9.18%    9.19%    9.16%    8.88%    8.70%    8.36%    8.15%    8.14%    8.07%    7.95%
 51 to 54    9.59%    9.59%    9.46%    9.22%    9.23%    9.20%    8.92%    8.74%    8.40%    8.19%    8.18%    8.11%    7.99%
 54 to 57    9.63%    9.63%    9.50%    9.25%    9.26%    9.23%    8.95%    8.77%    8.42%    8.22%    8.21%    8.14%    8.02%
 57 to 60    9.65%    9.65%    9.52%    9.27%    9.28%    9.25%    8.97%    8.80%    8.45%    8.24%    8.23%    8.16%    8.04%
 60 to 63    9.67%    9.67%    9.54%    9.29%    9.30%    9.27%    8.99%    8.81%    8.46%    8.25%    8.24%    8.17%    8.05%
 63 to 66    9.68%    9.68%    9.55%    9.30%    9.31%    9.28%    9.00%    8.82%    8.47%    8.26%    8.25%    8.18%    8.06%
 66 to 69    9.69%    9.69%    9.56%    9.31%    9.32%    9.29%    9.01%    8.83%    8.48%    8.27%    8.26%    8.19%    8.07%
 69 to 72    9.69%    9.69%    9.56%    9.31%    9.32%    9.29%    9.01%    8.83%    8.48%    8.27%    8.26%    8.19%    8.07%

                                    SCHEDULE III

                             AVERAGE DELINQUENCY RATES

     SERIES DESIGNATION       COLUMN I
     ------------------       --------

     1997-C                    8.26%
     1997-B                    8.00
     1997-A                    7.85
     1996-D                    7.65
     1996-C                    7.41
     1996-B                    7.29
     1996-A                    7.02
     1995-E                    6.92
     1995-D                    6.72
     1995-C                    6.63
     1995-B                    6.69
     1995-A                    6.53
     1994-B                    6.23


                                     III-1